UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 3, 2008

NetApp, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27130 (Commission File Number)	77-0307520 (I.R.S. Employer Identification Number)
495 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)
(408) 822-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

Item 8.01 Other Events
     On June 3, 2008, NetApp, Inc. issued a press release announcing its intention to offer $1.1 billion aggregate principal amount of convertible senior notes due 2013. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
     NetApp, Inc. has updated its disclosure regarding its business. The revised disclosure is filed herewith as Exhibit 99.2 and incorporated herein by reference.
     NetApp, Inc. has updated its disclosure regarding its risk factors. The revised disclosure is filed herewith as Exhibit 99.3 and incorporated herein by reference.
     NetApp, Inc.’s preliminary financial results for its fourth fiscal quarter and fiscal year ended April 25, 2008 and its financial results for its fourth fiscal quarter and fiscal year ended April 27, 2007 are filed herewith as Exhibit 99.4 and incorporated herein by reference. Certain financial information included in this Exhibit 99.4 relating to NetApp Inc.’s condensed consolidated balance sheet and statements of cash flow for its fourth fiscal quarter and fiscal year ended April 25, 2008 have been updated from the May 21, 2008 earnings release furnished on Form 8-K on May 21, 2008 as a result of ongoing activities related to our 10-K preparation and evaluation of additional tax elections.
     As of January 25, 2008, NetApp, Inc. had 427,721,928 shares of common stock issued, including 84,515,286 shares of common stock held as treasury stock. These amounts differ from the amounts incorrectly reported on Form 10-Q for that quarter. Common stock was overstated, and Additional paid in capital was understated, by $85,000, respectively. This error had no impact on the reported dollar amounts of shareholder’s equity as of that date, nor did it affect the number of shares shown as outstanding on February 22, 2008 or any other share-related disclosures within that Form 10-Q.
     On June 3, 2008, NetApp, Inc. sent an email to employees of NetApp, Inc. announcing the proposed offering of $1.1 billion aggregate principal amount of convertible senior notes due 2013, the substance of which is filed herewith as Exhibit 99.5 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release, dated June 3, 2008, Announcing the Proposed Offering of Convertible Senior Notes

99.2	Business Section

99.3	Risk Factors

99.4	Preliminary Financial Results for the Fourth Fiscal Quarter and Fiscal Year 2008

99.5	Email to NetApp, Inc. Employees, dated June 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

June 3, 2008	By:	/s/ Steven J. Gomo
Steven J. Gomo
Chief Financial Officer

Index to Exhibits

Exhibit	Description
99.1	Press Release, dated June 3, 2008, Announcing the Proposed Offering of Convertible Senior Notes

99.2	Business Section

99.3	Risk Factors

99.4	Preliminary Financial Results for the Fourth Fiscal Quarter and Fiscal Year 2008

99.5	Email to NetApp, Inc. Employees, dated June 3, 2008